Item G.1.b.iv The New Germany Fund, Inc. (the “Fund”)

Based on a review of reports filed by the Fund’s directors and executive officers, the investment advisor, officers and directors of the investment advisor, affiliated persons of the investment advisor and beneficial holders of 10% or more of the Fund’s outstanding shares, and written representations by the Reporting Persons that no year-end reports were required for such persons, all filings required by Section 16(a) of the Securities and Exchange Act of 1934 for the fiscal year ended December 31, 2025 were timely, except that Fiona Flannery filed a Form 4 late due primarily to operational challenges. This filing related to a transaction in shares of common stock of the Fund.